Exhibit 99.1

ZAIS Group Holdings, Inc. Reports Third Quarter 2015 Results

RED BANK, N.J., Nov. 6, 2015 /PRNewswire/ -- ZAIS Group Holdings, Inc. (NASDAQ: ZAIS) ("ZAIS"), today reported financial results for the three and nine months ended September 30, 2015. ZAIS conducts substantially all of its operations through ZAIS Group, LLC ("ZAIS Group"). References to the "Company" herein refer to ZAIS, together with its consolidated subsidiaries and affiliates.

Michael F. Szymanski, Chief Executive Officer, said, "We are focused on positioning the Company for the future. The United States and European risk retention rules require investment managers to provide capital solutions and we have committed up to $51 million of capital to a majority owned subsidiary, in which we will co-invest with one of our long-standing clients, enabling the subsidiary to invest in ZAIS Group managed CLO vehicles. We have also committed to a $5 million equity position in a $50 million corporate credit fund that ZAIS Group will sub-advise. Our equity capital provides us the ability to offer opportunities to ZAIS Group's clients and investors we could not otherwise offer."

CONSOLIDATED GAAP RESULTS

The Company recorded GAAP net loss for the three months ended September 30, 2015 of $(4.8) million compared with GAAP net income of $17.2 million for the three months ended September 30, 2014. GAAP net income (loss) includes results of certain investment vehicles managed by ZAIS Group that are required to be consolidated under GAAP (the "Consolidated Funds of ZAIS Group"). The Company recorded pre-tax GAAP net loss for the three months ended September 30, 2015 of $(6.3) million compared with pre-tax GAAP net income for the three months ended September 30, 2014 of $17.2 million.

As of September 30, 2015, a portion of the proceeds of the business combination ZAIS completed in March 2015 (the "Business Combination") had been committed to expand existing business lines and consequently, the Company's results for this quarterly period may not be representative of future financial results once the proceeds from the Business Combination are fully deployed.

ZAIS Group Parent, LLC ("ZGP"), a majority-owned consolidated subsidiary of ZAIS, is the sole member, and owns all of the equity, of ZAIS Group. The consolidated financial statements include non-controlling interests of the members of ZGP other than ZAIS (the "ZGP Founder Members") which represent Class B Units of ZGP held by the ZGP Founder Members.

CONSOLIDATED NON-GAAP RESULTS

The Company recorded a net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended September 30, 2015 of $(1.6) million, or $(0.06) per diluted weighted average Class A common share outstanding compared with a net loss (excluding Consolidated Funds of ZAIS Group) of $(3.5) million, or $(0.51) per diluted weighted average Class A common share outstanding for the three months ended September 30, 2014. The number of shares of common stock that was used to calculate ZGP's earnings per share for all periods prior to the Business Combination was 7,000,000, representing the interests of the ZGP Founder Members. The year-over-year decrease of loss was driven primarily by a decrease in management fee income and incentive income of $(1.4) million and $(2.1) million, respectively, more than offset by a decrease in expenses of $3.8 million and a tax benefit of $1.5 million in the current year, for which there was no comparable benefit in the prior year. The decrease in revenues is related to the decline in assets under management.

For the three months ended September 30, 2015, the Company reported negative Adjusted EBITDA of $(1.1) million, compared with negative Adjusted EBITDA of $(2.2) million for the three months ended September 30, 2014.

Additionally, the Company had $6.2 million in gross undistributed, unrecognized incentive income across investment vehicles managed by ZAIS Group as of September 30, 2015. This income has not been recognized in net income (loss) under GAAP or other Non-GAAP measures of income (loss) and remains at risk and subject to reduction or elimination based on the investment performance of the related ZAIS Group managed investment vehicle until the contractual measurement period for incentive fees is reached.

Please see the discussion of "Non-GAAP Financial Measures", including the definitions of net income (loss) (excluding Consolidating Funds of ZAIS Group), Adjusted EBITDA, and reconciliations of such Non-GAAP financial measures to the respective GAAP net income (loss) and pre-tax GAAP net income (loss) measures for the periods discussed above at the end of this press release.

The Company's GAAP net income (loss) and other Non-GAAP measures of income (loss) may fluctuate materially depending upon the performance of investment vehicles managed by ZAIS Group as well as other factors. Accordingly, the GAAP net income (loss) and other Non-GAAP measures of income (loss) in any particular period should not be expected to be indicative of future results.

LIQUIDITY & CAPITAL RESOURCES

As of September 30, 2015, the Company had cash and cash equivalents of $75.7 million and debt obligations of $1.3 million.

INVESTOR CONFERENCE CALL

Management will host a conference call today, November 6, 2015, at 10:00 a.m. Eastern time to review the Company's financial results. The number to call for this interactive teleconference is (785) 424-1676.

A replay of the conference call will be available through Friday November 13, 2015, by dialing (719) 457-0820 and entering the confirmation number, 557534.

The live broadcast of the ZAIS quarterly conference call will also be available online at ZAIS's website, www.zaisgroupholdings.com on Friday November 6, 2015, beginning at 10:00 a.m. Eastern time. The online replay will follow shortly after the call and will be available for approximately one year.

THIRD QUARTER 2015 SUPPLEMENTAL INFORMATION

The Company's Third Quarter 2015 Supplemental Information – September 30, 2015, is available on ZAIS's website at www.zaisgroupholdings.com. To access the presentation, go to the "ZAIS Shareholders" section of the website.

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the results presented in accordance with generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial information, including net income (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA (and per share measures). Net income (loss) (excluding Consolidated Funds of ZAIS Group) is a non-GAAP financial measure that the Company defines as GAAP net income (loss) excluding the consolidating effects of the Consolidated Funds of ZAIS Group. Adjusted EBITDA is a non-GAAP financial measure that the Company defines as GAAP net income (loss), excluding consolidating effects of Consolidated Funds of ZAIS Group, net unrealized gain (loss) on investments, compensation expense related to a portion of net operating income of ZAIS Group payable to certain employees of ZAIS Group, compensation expense related to incentive income in the form of percentage interests being recorded before related incentive income is recognized, equity-based compensation, severance, taxes, interest expense, depreciation and amortization expenses, foreign currency and certain other non-cash and non-operating items.

The Company believes that providing investors with this non-GAAP financial information, in addition to the related GAAP measures, gives investors greater transparency to the information used by management in its financial and operational decision-making. However, because net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA are incomplete measures of the Company's financial performance and involve differences from net income (loss) computed in accordance with GAAP, they should be considered along with, but not as alternatives to, the Company's net income (loss) computed in accordance with GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA may not be comparable to other similarly-titled measures of other companies.

The following table presents the reconciliation of the Company's GAAP net income (loss) to its non-GAAP financial measure of net income (loss) (excluding Consolidated Funds of ZAIS Group) for the periods presented in this Earnings Release.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Consolidated net income (loss), net of tax (GAAP Net Income (Loss))	$(4,770)	$17,229	$(11,769)	$66,419
Addback: Elimination of Management fee income	64	1,164	183	8,682
Addback: Elimination of Incentive income	—	1,055	—	10,800
Addback: Elimination of Other revenues	—	10	—	48
Addback: Elimination of net gain (loss) on investments	(11)	(174)	34	1,465
Less: Income of Consolidated Funds	(1,105)	(30,377)	(4,314)	(88,110)
Addback: Expenses of Consolidated Funds	(742)	11,938	772	99,864
Net (gain) loss on Consolidated Funds' investments	4,987	(4,384)	3,003	(72,177)
Net income (excluding Consolidated Funds of ZAIS Group) – Non-GAAP	$(1,577)	$(3,539)	$(12,091)	$26,991

The following tables present the reconciliations of the Company's GAAP pre-tax consolidated net income (loss) to its non-GAAP financial measures of Distributable Earnings and Adjusted EBITDA for the periods presented in this Earnings Release.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Adjusted EBITDA - Non GAAP
Pre-tax Consolidated Net Income (loss) (GAAP pre-tax net income (loss))	$(6,298)	$17,234	$(15,880)	$66,438
Addback: Elimination of Management fee income	64	1,164	183	8,682
Addback: Elimination of Incentive income	—	1,055	—	10,800
Addback: Elimination of Other revenues	—	10	—	48
Addback: Elimination of Net gain (loss) on investments	(11)	(174)	34	1,465
Less: Income of Consolidated Funds	(1,105)	(30,377)	(4,314)	(88,110)
Addback: Expenses of Consolidated Funds	(742)	11,938	772	99,864
Net (gain) loss on Consolidated Funds' investments	4,987	(4,384)	3,003	(72,177)
Addback: Compensation attributable to Income Unit Plan	—	2,085	198	6,225
Addback: Compensation attributable to equity compensation	1,410	—	3,288	—
Addback: Severance costs	113	—	1,087	430
Reclassification of incentive compensation	—	(905)	—	(7,664)
Addback: Depreciation and amortization	445	122	654	358
Adjusted EBITDA – Non-GAAP	$(1,137)	$(2,232)	$(10,975)	$26,359

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Financial Condition
(Dollars in thousands)

	September 30, 2015	December 31, 2014
	(Unaudited)
Assets
Cash and cash equivalents	$75,707	$7,664
Income and fees receivable	2,077	4,283
Investments in affiliates, at fair value	—	104
Due from related parties	809	648
Fixed assets, net	612	1,091
Prepaid expenses	1,602	1,543
Deferred tax asset	4,320	—
Other assets	2,974	3,310
Assets of Consolidated Funds
Cash and cash equivalents	20,098	94,212
Restricted cash	2,265	30,265
Investments, at fair value	46,230	1,126,737
Investments in affiliated securities, at fair value	26,466	31,457
Derivative assets, at fair value	1,805	6,648
Other assets	3,264	11,577
Total Assets	$188,229	$1,319,539

Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Notes payable	$1,253	$—
Compensation payable	2,461	6,094
Due to related parties	174	32
Other liabilities	3,044	3,050
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	749,719
Securities sold, not yet purchased	12,621	19,308
Derivative liabilities, at fair value	1,994	5,785
Due to broker	15,588	21,047
Other liabilities	205	32,863
Total Liabilities	37,340	837,898

Commitments and Contingencies

Redeemable Non-controlling Interests	59,551	452,925

Equity
Class A Common Stock, $0.0001 par value; 180,000,000 shares authorized; 13,870,917 and 0 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively.	1	1
Class B Common Stock, $0.000001 par value; 20,000,000 shares authorized; 20,000,000 and 0 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively.	—	—
Additional paid-in capital	59,771	—
Retained earnings (Accumulated deficit)	(4,337)	18,189
Accumulated other comprehensive income (loss)	215	186
Total stockholders' equity, ZAIS Group Holdings, Inc.	55,650	18,376
Non-controlling interests in ZAIS Group Parent, LLC	25,811	—
Non-controlling interests in Consolidated Funds	9,877	10,340
Total Equity	91,338	28,716
Total Liabilities, Redeemable Non-controlling Interests and Equity	$188,229	$1,319,539

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(Dollars in thousands)

	Three Months Ended September 30, 2015		Three Months Ended September 30, 2014		Nine Months Ended September 30, 2015		Nine Months Ended September 30, 2014
Revenues
Management fee income	$4,111		$4,373		$11,826		$14,739
Incentive income	3,870		4,953		5,991		41,743
Other revenues	81		85		218		454
Income of Consolidated Funds	1,105		30,377		4,314		88,110
Total Revenues	9,167		39,788		22,349		145,046
Expenses
Compensation and benefits	6,488		9,490		20,418		37,600
General, administrative and other	4,370		5,472		13,470		13,086
Depreciation and amortization	445		122		654		358
Expenses of Consolidated Funds	(742)		11,938		772		99,864
Total Expenses	10,561		27,022		35,314		150,908
Other income (loss)
Net gain (loss) on investments	—		(20)		—		(41)
Other income (expense)	83		104		88		164
Net gains (losses) of Consolidated Funds' investments	(4,987)		4,384		(3,003)		72,177
Total Other Income (Loss)	(4,904)		4,468		(2,915)		72,300
Income (loss) before income taxes	(6,298)		17,234		(15,880)		66,438
Income tax (benefit) expense	(1,528)		5		(4,111)		19
Consolidated net income (loss), net of tax	(4,770)		17,229		(11,769)		66,419
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	(160)		831		323		630
Total Comprehensive Income (Loss)	$(4,930)		$18,060		$(11,446)		$67,049
Allocation of Consolidated Net Income (Loss), net of tax
Redeemable non-controlling interests	$(2,282)		$21,183		$(43)		$41,434
Non-controlling interests in Consolidated Funds	(911)		(415)		365		1,726
Stockholders' equity, ZAIS Group Holdings, Inc.	(568)		—		(4,337)		—
Non-controlling interests in ZAIS Group Parent, LLC	(1,009)		(3,539)		(7,754)		23,259
	$(4,770)		$17,229		$(11,769)		$66,419
Allocation of Total Comprehensive Income (Loss)
Redeemable non-controlling interests	$(2,282)		$21,182		$(43)		$41,408
Non-controlling interests in Consolidated Funds	(911)		(415)		365		1,726
Stockholders' equity, ZAIS Group Holdings, Inc.	(674)		—		(4,122)		—
Non-controlling interests in ZAIS Group Parent, LLC	(1,063)		(2,707)		(7,646)		23,915
	$(4,930)		$18,060		$(11,446)		$67,049

Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Basic	$(0.04)		$(0.51)		$(0.43)		$3.32
Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Diluted	$(0.06)		$(0.51)		$(0.54)		$3.32

Weighted average shares of Class A common stock outstanding:
Basic	13,870,917		7,000,000	(2)	10,009,416	(3)	7,000,000	(2)
Diluted	20,870,917	(1)	7,000,000		17,009,416	(1) (3)	7,000,000

(1)

Number of diluted shares outstanding for periods after Business Combination takes into account non-controlling interests in ZAIS Group Parent, LLC that may be exchanged for Class A common stock under certain circumstances.

(2)	Represents 100% ownership of ZAIS Group prior to the Business Combination.
(3)	Pro-rated based on the portion of the nine-month period preceding and following the Business Combination.

The following supplemental financial information illustrates the consolidating effects of the Consolidated Funds of ZAIS Group on the Company's financial position at September 30, 2015 and December 31, 2014, and results of operations for the three and nine months ended September 30, 2015 and September 30, 2014:

	September 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$75,707	$—	$—	$75,707
Income and fees receivable	2,077	—	—	2,077
Investments in affiliates, at fair value	253	—	(253)	—
Due from related parties	848	—	(39)	809
Fixed assets, net	612	—	—	612
Prepaid expenses	1,602	—	—	1,602
Deferred tax assets	4,320	—	—	4,320
Other assets	2,974	—	—	2,974
Assets of Consolidated Funds
Cash and cash equivalents	—	20,098	—	20,098
Restricted cash	—	2,265	—	2,265
Investments, at fair value	—	46,230	—	46,230
Investments in affiliated securities, at fair value	—	26,466	—	26,466
Derivative assets, at fair value	—	1,805	—	1,805
Other assets	—	3,264	—	3,264
Total Assets	$88,393	$100,128	$(292)	$188,229

Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Notes payable	$1,253	$—	$—	$1,253
Compensation payable	2,461	—	—	2,461
Due to related parties	174	—	—	174
Other liabilities	3,044	—	—	3,044
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	—	—	—
Securities sold, not yet purchased	—	12,621	—	12,621
Derivative liabilities, at fair value	—	1,994	—	1,994
Due to broker	—	15,588	—	15,588
Other liabilities	—	244	(39)	205
Total Liabilities	6,932	30,447	(39)	37,340

Commitments and Contingencies

Redeemable Non-controlling Interests	—	59,792	(241)	59,551

Equity
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	59,771	—	—	59,771
Retained earnings (Accumulated deficit)	(4,337)	—	—	(4,337)
Accumulated other comprehensive income (loss)	215	—	—	215
Total stockholders' equity, ZAIS Group Holdings, Inc.	55,650	—	—	55,650
Non-controlling interests in ZAIS Group Parent, LLC	25,811	—	—	25,811
Non-controlling interests in Consolidated Funds	—	9,889	(12)	9,877
Total Equity	81,461	9,889	(12)	91,338
Total Liabilities, Redeemable Non-controlling Interests and Equity	$88,393	$100,128	$(292)	$188,229

	December 31, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$7,664	$—	$—	$7,664
Income and fees receivable	11,223	—	(6,940)	4,283
Investments in affiliates, at fair value	1,752	—	(1,648)	104
Due from related parties	968	—	(320)	648
Fixed assets, net	1,091	—	—	1,091
Prepaid expenses	1,543	—	—	1,543
Other assets	3,310	—	—	3,310
Assets of Consolidated Funds
Cash and cash equivalents	—	94,212	—	94,212
Restricted cash	—	30,265	—	30,265
Investments, at fair value	—	1,126,737	—	1,126,737
Investments in affiliated securities, at fair value	—	66,219	(34,762)	31,457
Derivative assets, at fair value	—	6,648	—	6,648
Other assets	—	11,599	(22)	11,577
Total Assets	$27,551	$1,335,680	$(43,692)	$1,319,539

Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Compensation payable	$6,094	$—	$—	$6,094
Due to related parties	32	—	—	32
Other liabilities	3,050	—	—	3,050
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	784,481	(34,762)	749,719
Securities sold, not yet purchased	—	19,308	—	19,308
Derivative liabilities, at fair value	—	5,785	—	5,785
Due to broker	—	21,047	—	21,047
Other liabilities	—	40,144	(7,281)	32,863
Total Liabilities	9,176	870,765	(42,043)	837,898

Commitments and Contingencies

Redeemable Non-controlling Interests	—	452,925	—	452,925

Equity
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	—	—	—	—
Retained earnings (Accumulated deficit)	18,188	1,650	(1,649)	18,189
Accumulated other comprehensive income (loss)	186	—	—	186
Total stockholders' equity, ZAIS Group Holdings, Inc.	18,375	1,650	(1,649)	18,376
Non-controlling interests in ZAIS Group Parent, LLC	—	—	—	—
Non-controlling interests in Consolidated Funds	—	10,340	—	10,340
Total Equity	18,375	11,990	(1,649)	28,716
Total Liabilities, Redeemable Non-controlling Interests and Equity	$27,551	$1,335,680	$(43,692)	$1,319,539

	Three months Ended September 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$4,175	$—	$(64)	$4,111
Incentive income	3,870	—	—	3,870
Other revenues	81	—	—	81
Income of Consolidated Funds	—	1,105	—	1,105
Total Revenues	8,126	1,105	(64)	9,167
Expenses
Compensation and benefits	6,488	—	—	6,488
General, administrative and other	4,370	—	—	4,370
Depreciation and amortization	445	—	—	445
Expenses of Consolidated Funds	—	(677)	(65)	(742)
Total Expenses	11,303	(677)	(65)	10,561
Other Income (loss)
Net gain (loss) on investments	(11)	—	11	—
Other income (expense)	83	—	—	83
Net gains (losses) of Consolidated Funds' investments	—	(4,987)	—	(4,987)
Total Other Income (Loss)	72	(4,987)	11	(4,904)
Income (loss) before income taxes	(3,105)	(3,205)	12	(6,298)
Income tax (benefit) expense	(1,528)	—	—	(1,528)
Consolidated net income (loss) , net of tax	(1,577)	(3,205)	12	(4,770)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(160)	—	—	(160)
Total Comprehensive Income (Loss)	$(1,737)	$(3,205)	$12	$(4,930)

	Three months Ended September 30, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$5,537	$—	$(1,164)	$4,373
Incentive income	6,008	—	(1,055)	4,953
Other revenues	95	—	(10)	85
Income of Consolidated Funds	—	25,065	5,312	30,377
Total Revenues	11,640	25,065	3,083	39,788
Expenses
Compensation and benefits	9,490	—	—	9,490
General, administrative and other	5,472	—	—	5,472
Depreciation and amortization	122	—	—	122
Expenses of Consolidated Funds	—	17,449	(5,511)	11,938
Total Expenses	15,084	17,449	(5,511)	27,022
Other Income (loss)
Net gain (loss) on investments	(194)	—	174	(20)
Other income (expense)	104	—	—	104
Net gains (losses) of Consolidated Funds' investments	—	151,354	(146,970)	4,384
Total Other Income (Loss)	(90)	151,354	(146,796)	4,468
Income (loss) before income taxes	(3,534)	158,970	(138,202)	17,234
Income tax (benefit) expense	5	—	—	5
Consolidated net income (loss), net of tax	(3,539)	158,970	(138,202)	17,229
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	831	—	—	831
Total Comprehensive Income (Loss)	$(2,708)	$158,970	$(138,202)	$18,060

	Nine months Ended September 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$12,009	$—	$(183)	$11,826
Incentive income	5,991	—	—	5,991
Other revenues	218	—	—	218
Income of Consolidated Funds	—	4,314	—	4,314
Total Revenues	18,218	4,314	(183)	22,349
Expenses
Compensation and benefits	20,418	—	—	20,418
General, administrative and other	13,470	—	—	13,470
Depreciation and amortization	654	—	—	654
Expenses of Consolidated Funds	—	956	(184)	772
Total Expenses	34,542	956	(184)	35,314
Other Income (loss)
Net gain (loss) on investments	34	—	(34)	—
Other income (expense)	88	—	—	88
Net gains (losses) of Consolidated Funds' investments	—	(3,003)	—	(3,003)
Total Other Income (Loss)	122	(3,003)	(34)	(2,915)
Income (loss) before income taxes	(16,202)	355	(33)	(15,880)
Income tax (benefit) expense	(4,111)	—	—	(4,111)
Consolidated net income (loss), net of tax	(12,091)	355	(33)	(11,769)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	323	—	—	323
Total Comprehensive Income (Loss)	$(11,768)	$355	$(33)	$(11,446)

	Nine months Ended September 30, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$23,421	$—	$(8,682)	$14,739
Incentive income	52,543	—	(10,800)	41,743
Other revenues	502	—	(48)	454
Income of Consolidated Funds	—	77,355	10,755	88,110
Total Revenues	76,466	77,355	(8,775)	145,046
Expenses
Compensation and benefits	37,600	—	—	37,600
General, administrative and other	13,086	—	—	13,086
Depreciation and amortization	358	—	—	358
Expenses of Consolidated Funds	—	134,466	(34,602)	99,864
Total Expenses	51,044	134,466	(34,602)	150,908
Other Income (loss)
Net gain (loss) on investments	1,424	—	(1,465)	(41)
Other income (expense)	164	—	—	164
Net gains (losses) of Consolidated Funds' investments	—	92,504	(20,327)	72,177
Total Other Income (Loss)	1,588	92,504	(21,792)	72,300
Income (loss) before income taxes	27,010	35,393	4,035	66,438
Income tax (benefit) expense	19	—	—	19
Consolidated net income (loss), net of tax	26,991	35,393	4,035	66,419
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	630	—	—	630
Total Comprehensive Income (Loss)	$27,621	$35,393	$4,035	$67,049

ABOUT ZAIS GROUP HOLDINGS, INC.

ZAIS (NASDAQ: ZAIS) owns a majority interest in, and is the managing member of ZGP. ZGP is the sole member of ZAIS Group, an investment advisory and asset management firm focused on specialized credit strategies with approximately $4.2 billion of assets under management as of September 30, 2015. Based in Red Bank, New Jersey with operations in London, ZAIS Group employs professionals across investment management, client relations, information technology, analytics, finance, law, compliance, risk management and operations. To learn more, visit www.zaisgroupholdings.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: the inability of the Company to realize the benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its management and key employees; the outcome of any legal proceedings that may be instituted against the Company or others following completion of the Business Combination; the inability to continue to be listed on the NASDAQ Stock Market; the risk that the Business Combination disrupts current plans and operations of the Company; costs related to the Business Combination; changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; the relative and absolute investment performance of advised or sponsored investment products; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; conditions in the market for mortgage-related investments; the impact of capital improvement projects; the impact of future acquisitions or divestitures; the impact, extent and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Company; terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and the Company; the ability to attract and retain highly talented professionals; the impact of changes to tax legislation and, generally, the tax position of the Company; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company's Annual Report on Form 10-K filed on February 12, 2015, Form 8-K filed on March 23, 2015, Form 10-Q filed on November 6, 2015 and other reports filed by the Company with the Securities and Exchange Commission (the "SEC"), copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

CONTACT: Marilynn Meek, Financial Relations Board, 212-827-3773